Exhibit 10.3

QUITCLAIM ASSIGNMENT

This Quitclaim Assignment is by Diametric Medical, Inc., a Minnesota corporation having offices at 6245 Bristol Parkway #263, Culver City, California 90230 (hereinafter “ASSIGNOR”), with respect to the following United States issued Letter Patents and all new and useful improvements described therein (hereinafter “the Patents”) :

See Exhibit A.

WHEREAS, TGC Research Limited (hereinafter “ASSIGNEE”), a United Kingdom registered company, being company number 5273708, with its principal place of business at 10 Station Road, Henley on Thames, Oxfordshire, RG9 1AY, United Kingdom, desires to obtain a quitclaim of any right, title, and interest the Assignors may have in or to said Patents.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to me in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, I, as an Assignor, do quitclaim, assign, transfer and set over unto ASSIGNEE, its successors, legal representatives and assigns, any right, title, and interest I may have to the Patent, and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent which may hereafter be filed from the Patent Applications in any country or countries foreign to the United States, and all Letters Patent which may be granted for said Patent Applications in any country or countries foreign to the United States and all extensions, renewals and reissues thereof; and I hereby authorize and request, to the extent of any right I may have to do so, the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said Patent Applications to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

AND I DO HEREBY sell, assign, transfer, and convey to ASSIGNEE, his successors, legal representatives, and assigns any claims for damages and all remedies arising out of any violation of the rights assigned hereby that I may have that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said Letters Patent before or after issuance.

AND, as part of this Quitclaim Assignment, I make no representations or warranties, either express or implied, as the adequacy of sufficiency of Patent Applications, their freedom from defects of any kind, including freedom from any claim of patent or trade secret infringement and may result from the use thereof. This Quitclaim Assignment provides no warranties, including warranties of title.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 24th day of July, 2006.

DIAMETRICS MEDICAL, INC.

By:	/s/ Heng Chuk
Name:	Heng Chuk
Title:	Chief Financial Officer & Secretary

EXHIBIT A

Patent No.	Issue Date	Title
4,197,853	04-15-80	PO2/PCO2 Sensor
4,822,127	04-18-89	Multi-Channel Optical Transmission System
4,833,091	11-28-89	Sensor System for PH or CO2 by Fluorescent Indicator
4,851,195	07-25-89	Biosensor for Carbon Dioxide
4,889,407	12-26-89	Optical Waveguide Sensor and Method of Making Same
4,927,222	05-22-90	Dual Optic Fiber Device
5,093,266	03-03-92	Sensor system for PH or CO2 by Fluorescent Indicator
5,230,031	07-20-93	Barrier for a Connector
5,246,109	09-21-93	Package for an Active Medical Device
5,257,338	10-26-93	Device for Transmitting and Returning Light and Apparatus and Method of Manufacture
5,262,037	11-16-93	Electrochemical Sensor
5,280,130	01-18-94	Assembly of a Tube and a Part and Apparatus and Method of Manufacture
5,310,471	05-10-94	Method for Manufacturing an Electro Chemical Sensor
5,354,448	10-11-94	Electrochemical Sensor
5,357,732	10-25-94	Method for Assembling Package for an Active Medical Device
5,389,217	02-14-95	Measurement of Bladder Oxygen
5,511,547	04-30-96	Solid State Sensors
5,596,988	01-28-97	Multi-Parameter Sensor Apparatus
5,618,587	04-08-97	Vacuum Rig Apparatus
5,622,259	04-22-97	Reduction of Discoloration in Plastic Materials
6,585,665	07-01-03	Probe- Used to Position Sensors in Body Tissue
6,623,490	09-23-03	Cranial Bolt – Used to Access Brain with a Sensor
6,702,972	03-09-04	Method of Making a Kink-resistant Catheter